EXHIBIT 10.3

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           J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                  PURCHASER


                        NOMURA CREDIT & CAPITAL, INC.,


                                    SELLER


                       MORTGAGE LOAN PURCHASE AGREEMENT


                           Dated as of July 1, 2007


                          Fixed Rate Mortgage Loans


                              Series 2007-LDP11





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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of July 1, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and Nomura Credit & Capital, Inc., as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated June 28, 2007 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates (the "Private Certificates") to JPMSI and UBS Securities LLC, the initial purchasers (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated June 28, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.


            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $740,641,284.54 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Trustee (in care of the Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Trustee (in care of the Master Servicer), the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 28, 2007 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name (only with respect to disclosure related to Items 1117 or 1119 of Regulation AB) on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Banking Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property, the interests of the Trustee therein or the interests of any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's certificate of incorporation and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of good standing of the Seller issued by the Secretary of the State of Delaware dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a corporation, duly organized, validly
            existing and in good standing under the laws of the State of Delaware;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and Term Sheet (as defined in the Indemnification Agreement), or items similar to the Term Sheet, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834-6593 with a copy to Bianca Russo, fax number
(212) 834-6593, (ii) in the case of the Seller, Nomura Credit & Capital, Inc., 2 World Financial Center, Building B, New York, New York 10281-1198, Attention: N. Dante LaRocca, fax number: (646) 587-9804 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser



                                       By:____________________________________
                                          Name:
                                          Title:


                                       NOMURA CREDIT & CAPITAL, INC., as
                                          Seller



                                       By:____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


JPMCC 2007-LDP11
Mortgage Loan Schedule (Combined)





Loan #   Originator   Mortgagor Name
-----------------------------------------------------------------------------------------------------------------------------------
  11        NCCI      Hermann Street DE, LLC; Sutter Associates DE, LLC; Trophy Properties I DE, LLC; LRL Citi Properties I DE, LLC
  13        NCCI      Maguire Properties - Stadium Towers, LLC
  16        NCCI      HN Property Owner LLC
  20        NCCI      SLTS Grand Avenue II, L.P.
  24        NCCI      Florida Parks Associates
  28        NCCI      510 Borrower LLC
  32        NCCI      WBN, Ltd.
  42        NCCI      American Property Investors - OKC, LLC, DNT-OKC, LLC, YNT-OKC, LLC
  45        NCCI      Villas at D'Andrea, LLC
  47        NCCI      Windmill Ranch Associates LLP
  51        NCCI      Pop/2155 Kalakaua, LLC
  57        NCCI      HIHC, LLC
  65        NCCI      BGK1, LLLP
  68        NCCI      Westchase Marquis, L.P.
  72        NCCI      Samir Cumberland Center, LLC
  74        NCCI      Rising Development - BPS, LLC
  81        NCCI      Carrollton Edentree, L.P.
  83        NCCI      Squire Hill Richmond Associates, L.C.
  99        NCCI      53 Associates LLP
  102       NCCI      Kumho Tire Georgia Holding, LLC
  123       NCCI      Foothill Glen Apartments, LLC
  136       NCCI      Inland Chicago Grace, L.L.C.
  145       NCCI      Santa Luz Apartments, LLC
  162       NCCI      HFLP II/Marston LLC
  200       NCCI      Devan, Inc.
  205       NCCI      Sudha Investment, Inc. of Elizabeth City
  235       NCCI      Raven's Crossing Center, L.L.C.
  236       NCCI      Lawrence A. Stellato, as Trustee of The Glen Oaks Apartments Land Trust dated February 17, 2004
  247       NCCI      Rails End Co-op, Inc.





                                                                                    Zip
Loan #   Property Address                             City                 State    Code    County
-------------------------------------------------------------------------------------------------------------------------
  11     Various                                      San Francisco         CA     Various  San Francisco
  13     2400 East Katella Avenue                     Anaheim               CA      92806   Orange
  16     1 Far Mill Crossing                          Shelton               CT      06484   Fairfield
  20     1601 East State Highway 114                  Southlake             TX      76092   Tarrant
  24     1094 US Highway 92 West                      Auburndale            FL      33823   Polk
  28     510 Sixth Avenue                             New York              NY      10011   New York
  32     12401 West Okeechobee Road                   Hialeah Gardens       FL      33018   Miami-Dade
  42     One North Broadway                           Oklahoma City         OK      73102   Oklahoma
  45     2200 North D'Andrea Parkway                  Sparks                NV      89434   Washoe
  47     427 Windmill Boulevard                       Davenport             FL      33897   Polk
  51     2155 Kalakaua Avenue                         Honolulu              HI      96815   Honolulu
  57     631 Camino Del Rio South                     San Diego             CA      92108   San Diego
  65     2426 Thoroughbred Drive                      Bowling Green         KY      42104   Warren
  68     2777 Woodland Park                           Houston               TX      77082   Harris
  72     500 Davis Street                             Evanston              IL      60201   Cook
  74     922-50 Bronx Park South                      Bronx                 NY      10460   Bronx
  81     1721 East Frankford Road                     Carrollton            TX      75007   Denton
  83     3900 Chippendale Drive                       Richmond              VA      23234   Chesterfield
  99     9400 US Highway 27 North                     Davenport             FL      33837   Polk
  102    1240 Highway 155 South                       McDonough             GA      30253   Henry
  123    13490-13520 Foothill Street                  Sylmar                CA      91342   Los Angeles
  136    2401 West Grace Street                       Chicago               IL      60618   Cook
  145    5650 South Park Avenue                       Tuscon                AZ      85706   Pima
  162    427 C Street                                 San Diego             CA      92101   San Diego
  200    11160 Dowlin Drive                           Sharonville           OH      45241   Hamilton
  205    306 South Hughes Boulevard                   Elizabeth City        NC      27909   Pasquotank
  235    2148-2168 Randall Road                       Carpentersville       IL      60110   Kane
  236    8118 Spring Hill Drive                       Spring Hill           FL      34606   Hernando
  247    7250 East State Highway 44                   Wildwood              FL      34785   Sumter




                                                                                                        Net
                                                                                        Interest     Mortgage        Original
Loan #    Property Name                                      Size        Measure        Rate (%)   Interest Rate      Balance
---------------------------------------------------------------------------------------------------------------------------------
  11      Lembi Portfolio                                     662         Units          6.08000       6.05966       90,000,000
  13      Stadium Towers                                    257248     Square Feet       5.47468       5.45434       83,200,000
  16      Healthnet Headquarters                            327327     Square Feet       6.50000       6.47966       74,800,000
  20      Southlake Grand Avenue                            310711     Square Feet       5.67300       5.65266       59,661,271
  24      Hamptons MHP                                        829          Pads          5.91000       5.88966       52,880,000
  28      510 Sixth Avenue                                   55641     Square Feet       5.67000       5.64966       46,000,000
  32      Courtly Manor                                       525          Pads          5.91000       5.88966       37,800,000
  42      Sheraton Oklahoma City                              395         Rooms          5.96000       5.93966       31,900,500
  45      Villas at D'Andrea Apartments                       256         Units          5.76000       5.73966       29,500,000
  47      Windmill MHP                                        509          Pads          5.91000       5.88966       28,620,000
  51      ANA Kalakaua Center                               151842     Square Feet       5.99000       5.96966       26,900,000
  57      Comfort Suites - San Diego, CA                      126         Rooms          5.86000       5.83966       21,845,000
  65      The College Suites at Campbell Lane Apartments      216         Units          5.97000       5.94966       20,000,000
  68      Farnham Park                                        216         Units          5.79000       5.76966       18,400,000
  72      500 Davis Center                                  119242     Square Feet       6.34500       6.32466       17,927,153
  74      Bronx Park South Apartments                         206         Units          5.65000       5.62966       16,400,000
  81      Edentree Apartment Village                          360         Units          5.75000       5.72966       15,000,000
  83      Squire Hill Apartments                              210         Units          5.62000       5.59966       14,990,000
  99      Palm Key MHP                                        204          Pads          5.91000       5.88966       11,270,000
  102     Kumho Tires                                       406874     Square Feet       5.94000       5.91966       10,600,000
  123     Foothill Glen Apartments                            81          Units          6.13000       6.10966        8,535,000
  136     AT&T Chicago                                       93086     Square Feet       5.83000       5.80966        7,787,805
  145     Santa Luz                                           176         Units          5.82000       5.78966        6,944,000
  162     Marston Building                                   38325     Square Feet       5.65000       5.58966        6,100,000
  200     Holiday Inn Express - Sharonville, OH               73          Rooms          5.95000       5.92966        4,750,000
  205     Holiday Inn Express - Elizabeth City, NC            79          Rooms          6.68000       6.58966        4,500,000
  235     Raven's Crossing Strip Center                      18144     Square Feet       5.38000       5.35966        2,700,000
  236     Glen Oaks Apartments                                64          Units          6.26000       6.23966        2,700,000
  247     Rails End                                           112          Pads          6.09000       6.06966        1,920,000


                                                                               Monthly
             Cutoff               Rem.     Maturity/     Amort.     Rem.        Debt        Servicing      Accrual       ARD
Loan #       Balance     Term     Term      ARD Date      Term     Amort.      Service       Fee Rate        Type       (Y/N)
--------------------------------------------------------------------------------------------------------------------------------
  11       90,000,000      60       59      06/11/12        0         0        462,333        0.02000     Actual/360     No
  13       83,200,000     120      118      05/11/17        0         0        384,850        0.02000     Actual/360     No
  16       74,800,000     120      117      04/11/17       300       300       505,055        0.02000       30/360       Yes
  20       59,661,271      60       60      07/11/12        0         0        282,049        0.02000       30/360       No
  24       52,880,000      60       59      06/11/12        0         0        264,051        0.02000     Actual/360     No
  28       46,000,000     120      117      04/11/17        0         0        220,369        0.02000     Actual/360     No
  32       37,800,000      60       59      06/11/12        0         0        188,751        0.02000     Actual/360     No
  42       31,900,500      60       58      05/11/12        0         0        160,640        0.02000     Actual/360     No
  45       29,500,000      60       58      05/11/12        0         0        143,567        0.02000     Actual/360     No
  47       28,620,000      60       59      06/11/12        0         0        142,911        0.02000     Actual/360     No
  51       26,900,000     120      116      03/11/17        0         0        136,141        0.02000     Actual/360     No
  57       21,845,000     120      117      04/11/17       360       360       129,012        0.02000     Actual/360     No
  65       20,000,000     120      116      03/11/17        0         0        100,882        0.02000     Actual/360     No
  68       18,400,000      84       82      05/11/14        0         0         90,013        0.02000     Actual/360     No
  72       17,927,153     120      119      06/11/17        0         0         96,106        0.02000     Actual/360     No
  74       16,400,000     120      117      04/06/17       360       360        94,667        0.02000     Actual/360     No
  81       15,000,000      60       58      05/11/12        0         0         72,873        0.02000     Actual/360     No
  83       14,990,000     120      117      04/11/17        0         0         71,178        0.02000     Actual/360     No
  99       11,270,000      60       59      06/11/12        0         0         56,276        0.02000     Actual/360     No
  102      10,580,357     120      118      05/11/17       360       358        63,144        0.02000     Actual/360     Yes
  123       8,535,000      60       59      06/11/12        0         0         44,205        0.02000     Actual/360     No
  136       7,787,805     120      118      05/11/17        0         0         37,836        0.02000       30/360       Yes
  145       6,944,000     120      118      05/11/17       360       360        40,833        0.03000     Actual/360     No
  162       6,100,000     120      118      05/11/17        0         0         29,120        0.06000     Actual/360     No
  200       4,739,658     120      119      06/01/17       240       239        33,894        0.02000     Actual/360     No
  205       4,500,000     120      120      07/01/17       300       300        30,892        0.09000     Actual/360     No
  235       2,700,000      84       64      11/11/12        0         0         12,105        0.02000       30/360       No
  236       2,696,257     120      119      06/11/17       300       299        17,828        0.02000     Actual/360     No
  247       1,920,000     120      118      05/11/17        0         0          9,879        0.02000     Actual/360     No





                                                               Crossed    Originator/
Loan #            ARD Step Up (%)                Title Type      Loan     Loan Seller
---------------------------------------------------------------------------------------
  11                                                Fee                      NCCI
  13                                                Fee                      NCCI
  16      Greater of (i) IR +2% or (ii) TR +2%      Fee                      NCCI
  20                                                Fee                      NCCI
  24                                                Fee                      NCCI
  28                                                Fee                      NCCI
  32                                                Fee                      NCCI
  42                                                Fee                      NCCI
  45                                                Fee                      NCCI
  47                                                Fee                      NCCI
  51                                             Leasehold                   NCCI
  57                                             Leasehold                   NCCI
  65                                                Fee                      NCCI
  68                                                Fee                      NCCI
  72                                                Fee                      NCCI
  74                                                Fee                      NCCI
  81                                                Fee                      NCCI
  83                                                Fee                      NCCI
  99                                                Fee                      NCCI
  102     Greater of (i) IR +2% or (ii) TR +2%      Fee                      NCCI
  123                                               Fee                      NCCI
  136          Interest rate plus 2%                Fee                      NCCI
  145                                               Fee                      NCCI
  162                                               Fee                      NCCI
  200                                               Fee                      NCCI
  205                                               Fee                      NCCI
  235                                               Fee                      NCCI
  236                                               Fee                      NCCI
  247                                               Fee                      NCCI





                                                                                             Letter of
  Loan #    Guarantor                                                                          Credit
---------------------------------------------------------------------------------------------------------
    11      Frank E. Lembi, Walter Lembi, The Olga Lembi Residual Trust                          No
    13      Maguire Properties, L.P.                                                             No
    16      David Pardue                                                                         No
    20      Inland Western Retail Real Estate Trust, Inc.                                        No
    24      Gerard Berger                                                                        No
    28      510 Borrower LLC                                                                     No
    32      Gerard Berger                                                                        No
    42      Michael S. Gallegos                                                                  No
    45      John E. Beal                                                                         No
    47      Gerard Berger                                                                        No
    51      James C. Reynolds                                                                    No
    57      HIHC, LLC                                                                            No
    65      Henry A. Morton, Hallett P. Marston                                                  No
    68      CWS Apartment Homes LLC                                                              No
    72      Mohammed Mirza                                                                       No
    74      Nicholas Sprayregen                                                                  No
    81      Mark Lester, David Rosenbaum                                                         No
    83      Marcus M. Weinstein                                                                  No
    99      Gerard Berger                                                                        No
    102     Kumho Tires USA Inc                                                                  No
    123     Max Sharkansky, Mitch Paskover                                                       No
    136     Inland Real Estate Exchange Corporation                                              No
    145     Steven C. Olafson                                                                    No
    162     Jeffrey F. Hermanson                                                                 No
    200     Dinesh G. Patel                                                                      No
    205     Dipak Deva, Nalinbhai Patel                                                          No
    235     Inland Real Estate Investment Corporation, Raven's Crossing Center, L.L.C.,          No
    236     Lawrence A. Stellato                                                                 No
    247     Rails End Co-op, Inc.                                                                No


                                                           UPFRONT ESCROW
               ------------------------------------------------------------------------------------------------------

                   Upfront       Upfront      Upfront       Upfront         Upfront        Upfront        Upfront
                    CapEx          Eng.        Envir.        TI/LC           RE Tax          Ins.          Other
Loan #             Reserve       Reserve      Reserve       Reserve         Reserve        Reserve        Reserve
---------------------------------------------------------------------------------------------------------------------
  11              500,000.00     26,688.00        0.00            0.00      206,527.33    145,071.50    4,400,000.00
  13                    0.00          0.00        0.00    3,890,000.00      240,157.50     50,037.20    1,750,000.00
  16                    0.00    165,000.00        0.00            0.00            0.00          0.00    6,600,000.00
  20                    0.00          0.00        0.00            0.00            0.00          0.00            0.00
  24                    0.00          0.00        0.00            0.00      231,687.13          0.00            0.00
  28                    0.00          0.00        0.00            0.00            0.00          0.00            0.00
  32                    0.00          0.00        0.00            0.00      166,224.17          0.00            0.00
  42            3,200,000.00     73,750.00        0.00      600,000.00       93,177.99    101,581.00            0.00
  45                    0.00          0.00        0.00            0.00      101,665.45     28,296.45            0.00
  47                    0.00          0.00        0.00            0.00       95,006.27          0.00            0.00
  51              500,000.00    131,250.00        0.00    1,204,569.89      111,564.98     98,238.74      347,617.80
  57                    0.00          0.00        0.00            0.00       50,000.00          0.00            0.00
  65                    0.00          0.00        0.00            0.00       55,872.68     48,386.32            0.00
  68                    0.00      4,375.00        0.00            0.00      216,442.58          0.00       18,125.00
  72              750,000.00          0.00        0.00       19,580.00      155,135.04      2,260.25      365,000.00
  74                    0.00          0.00        0.00            0.00      263,392.11          0.00            0.00
  81            1,414,875.00     10,000.00        0.00            0.00       68,875.00     49,774.67            0.00
  83                    0.00     12,500.00        0.00            0.00       38,377.10     13,801.37            0.00
  99                    0.00          0.00        0.00            0.00       71,288.17          0.00            0.00
  102                   0.00          0.00        0.00            0.00            0.00          0.00            0.00
  123             300,000.00      3,750.00        0.00            0.00       35,282.50      3,438.17      110,000.00
  136                   0.00          0.00        0.00            0.00            0.00          0.00            0.00
  145                   0.00          0.00        0.00            0.00       17,928.45      5,694.00       12,375.00
  162                   0.00          0.00        0.00       38,326.00       21,289.71          0.00            0.00
  200                   0.00          0.00        0.00            0.00        7,139.39      3,684.33       67,787.17
  205                   0.00     22,968.00        0.00            0.00       13,573.05     10,402.00            0.00
  235                   0.00      6,625.00        0.00      127,500.00            0.00          0.00      472,500.00
  236               1,525.00          0.00        0.00            0.00       19,616.20     13,461.97            0.00
  247                   0.00          0.00        0.00            0.00       10,621.33      3,416.35            0.00


                                                           MONTHLY ESCROW
                       ---------------------------------------------------------------------------------------

                            Monthly      Monthly        Monthly         Monthly       Monthly       Monthly
                             Capex        Envir.         TI/LC           RE Tax         Ins.         Other
Loan #                      Reserve      Reserve        Reserve         Reserve       Reserve       Reserve
-------------------------------------------------------------------------------------------------------------
  11                            0.00         0.00             0.00      51631.83       20724.50         0.00
  13                            0.00         0.00             0.00      80052.50       20848.83         0.00
  16                            0.00         0.00         27277.25          0.00           0.00         0.00
  20                            0.00         0.00             0.00          0.00           0.00         0.00
  24                            0.00         0.00             0.00      28960.89           0.00         0.00
  28                            0.00         0.00             0.00          0.00           0.00         0.00
  32                            0.00         0.00             0.00      20778.02           0.00         0.00
  42                            0.00         0.00             0.00      23294.50        5933.83   2% of Gross
                                                                                                  Revenues
                                                                                                  (Year 1), 3%
                                                                                                  (Year 2), 4%
                                                                                                  (Year 3)
  45                         5866.67         0.00             0.00      20333.09        4716.08         0.00
  47                            0.00         0.00             0.00      11875.78           0.00         0.00
  51                         1903.28         0.00         12688.50      37188.33        8186.56         0.00
  57                        15469.33         0.00             0.00          0.00           0.00         0.00
  65                         5355.00         0.00             0.00      13968.17        6048.29         0.00
  68                         3600.00         0.00             0.00      36073.76           0.00         0.00
  72                         1987.33         0.00          9912.75      38783.76        2260.25         0.00
  74                         4291.67         0.00             0.00      44632.87           0.00         0.00
  81                            0.00         0.00             0.00      22958.33        6221.83         0.00
  83                         3500.00         0.00             0.00       7675.42        1254.67         0.00
  99                            0.00         0.00             0.00       8911.02           0.00         0.00
  102                        3390.58         0.00             0.00          0.00           0.00         0.00
  123                           0.00         0.00             0.00      11760.83        1719.08         0.00
  136                           0.00         0.00             0.00          0.00           0.00         0.00
  145                        3666.67         0.00             0.00       5976.15        1898.00         0.00
  162                        1022.00         0.00          3193.84       5322.43           0.00         0.00
  200                        6006.67         0.00             0.00       3569.69         921.08     15000.00
  205                        4700.00         0.00             0.00       1939.01        1733.67         0.00
  235                           0.00         0.00             0.00          0.00           0.00         0.00
  236                        1333.33         0.00             0.00       4904.05        4554.22         0.00
  247                           0.00         0.00             0.00       1517.33        1708.17         0.00


                                                                                                                    Remaining
                                                                          Interest                    Final       Amortization
          Grace     Lockbox                             Defeasance        Accrual         Loan      Maturity        Term for
Loan #    Period    In-place       Property Type         Permitted         Period         Group        Date       Balloon Loans
---------------------------------------------------------------------------------------------------------------------------------
  11        0       Yes             Multifamily             Yes          Actual/360         2
  13        0       Yes               Office                 No          Actual/360         1
  16        0       Yes               Office                Yes            30/360           1        04/11/27          300
  20        0       No                Retail                 No            30/360           1
  24        0       No         Manufactured Housing         Yes          Actual/360         2
  28        0       Yes               Retail                Yes          Actual/360         1
  32        0       No         Manufactured Housing         Yes          Actual/360         2
  42        0       No                 Hotel                 No          Actual/360         1
  45        0       Yes             Multifamily             Yes          Actual/360         2
  47        0       No         Manufactured Housing         Yes          Actual/360         2
  51        0       Yes               Office                 No          Actual/360         1
  57        0       No                 Hotel                Yes          Actual/360         1                          360
  65        0       No              Multifamily             Yes          Actual/360         2
  68        0       No              Multifamily             Yes          Actual/360         2
  72        0       Yes               Office                Yes          Actual/360         1
  74        0       No              Multifamily             Yes          Actual/360         2                          360
  81        0       Yes             Multifamily              No          Actual/360         2
  83        0       No              Multifamily             Yes          Actual/360         2
  99        0       No         Manufactured Housing         Yes          Actual/360         2
  102       0       Yes             Industrial              Yes          Actual/360         1        05/11/37          360
  123       0       No              Multifamily              No          Actual/360         2
  136       0       No                Office                 No            30/360           1        05/11/37
  145       0       No              Multifamily             Yes          Actual/360         2                          360
  162       0       No               Mixed Use              Yes          Actual/360         1
  200       10      No                 Hotel                Yes          Actual/360         1                          240
  205       15      No                 Hotel                Yes          Actual/360         1                          300
  235       0       No                Retail                 No            30/360           1
  236       0       No              Multifamily             Yes          Actual/360         2                          300
  247       0       No         Manufactured Housing          No          Actual/360         2

                                    EXHIBIT B


                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                    EXHIBIT C

                                JPMCC 2007-LDP11
                 Exceptions to Representations for Nomura Loans

Representation # (6)


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Lembi Portfolio              The property also secures a $25,000,000 B note that is subject to a subordination and/or standstill agreement.
------------------------------------------------------------------------------------------------------------
              Stadium Towers               The property also secures a $16,800,000 B note that is subject to a subordination and/or standstill agreement.
------------------------------------------------------------------------------------------------------------
              Foothill Glen Apartments     The property also secures a $1,500,000 B note that is subject to a subordination and/or standstill agreement.
------------------------------------------------------------------------------------------------------------
              500 Davis Center             The property also secures a $3,000,000 B note that is subject to a subordination and/or standstill agreement.
------------------------------------------------------------------------------------------------------------
              Edentree Apartments          The property also secures a $1,000,000 B note that is subject to a subordination and/or standstill agreement.
------------------------------------------------------------------------------------------------------------
              Squire Hill Apartments       The property also secures a $1,600,000 B note that is subject to a subordination and/or standstill agreement.
------------------------------------------------------------------------------------------------------------

Representation # (10(i))

------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Comfort Suites - San Diego,  Only the mortgagor is liable for the carveouts.
              CA; 510 Sixth Avenue; Rails
              End
------------------------------------------------------------------------------------------------------------
              AT&T Chicago; Raven's        Only the mortgagor is liable for a breach of the environmental
              Crossing Strip Center;       covenants. Liability does not go to actual waste but to acts
              Southlake Grand Avenue       related to the removal or disposal of any portion of the
                                           property after an event
                                           of default.
------------------------------------------------------------------------------------------------------------
              Sheraton Oklahoma City;      Liability for each tenant in common is limited to their
              AT&T Chicago; Farnham Park   contribution.
------------------------------------------------------------------------------------------------------------
              ANA Kalakaua Center          Borrower shall not be required to incur a cost for the annual premium for such terrorism coverage that exceeds $35,000.
------------------------------------------------------------------------------------------------------------


Representation # (12)


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Lembi Portfolio              Lender will allow for the individual release of the properties after the Lockout Period pursuant to the following conditions:
                                           (i) no event of default, (ii) paydown of the Loan proceeds at
                                           120% of the allocated loan amount attributable to the released collateral, (iii) payment of the associated Defeasance penalty,
                                           (iv) 1.10x DSCR based, and (v) the LTV on the remaining
                                           collateral must not exceed 95%.
------------------------------------------------------------------------------------------------------------
              Stadium Towers               The loan documents contain provisions for the release of the adjacent land parcel ("Adjacent Parcel") from the Loan
                                           collateral at no cost to Borrower and at anytime following closing provided, among other requirements as set for the in the Loan Agreement, the following conditions are met:
                                           * The Adjacent Parcel and the Property are separate tax lots with separate legal descriptions. Prior to the release,
                                           Borrower must provide individual surveys, legal descriptions and any such other information requested by and reasonably acceptable to Lender reflecting the legal separation of the
                                           Adjacent Parcel and Property;
                                           * Borrower shall provide such easements, maintenance
                                           agreements, access agreements or other agreements as reasonably required by Lender so the use, access, appeal, marketability or value of the subject collateral are not impeded or impaired;
                                           * Non-compete: Borrower shall not actively solicit any then current tenant or parent company of a then current tenant at the Property for tenancy at the Adjacent Parcel without
                                           Lender's prior written consent.
                                            * The Adjacent Parcel is transferred or ground leased (which ground lease will be superior to the lien of other related
                                            Mortgage) to an entity controlled directly or indirectly by the principal of the Borrower.
------------------------------------------------------------------------------------------------------------


Representation # (16)


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Sheraton Oklahoma City       An affiliate of the Mortgagor holds (or will hold) the liquor license for the property, and provides liquor concession
                                           services to the Mortgagor pursuant to a Lease Agreement which has been assigned to the lender and subordinated to the loan documents.
------------------------------------------------------------------------------------------------------------
              Rails End                    The property does not conform with zoning. Law and Ordinance insurance was not obtained. Beacuase the property is in Florida and the only permanent structure is a small Clubhouse, L&O coverage was not available. Per the zoning report, because the use was legal at the time of inception, and is now legal
                                           non-conforming due to the adoption of a comprehensive plan,
                                           "the existing use is statutorily vested and may continue and expand as provided in this section"
------------------------------------------------------------------------------------------------------------


Representation # (19(i))


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Raven's Crossing Strip       The engineering report is dated 03/22/2005.
              Center
------------------------------------------------------------------------------------------------------------
              AT&T Chicago                 An escrow for immediate repairs was not taken at closing.
------------------------------------------------------------------------------------------------------------
              Southlake Grand Avenue       The Robb & Stucky space is currently being completed.  Inland provided a related guaranty.
------------------------------------------------------------------------------------------------------------


Representation # (20 (ii))


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Comfort Suites - San Diego,  The ground lease will not be superior to any mortgage on the
              CA                           fee, though lessor and such mortgagee are required to deliver a non-disturbance agreement to Borrower and Lender.
------------------------------------------------------------------------------------------------------------


Representation # (22)


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------

              All Nomura Loans             Nomura generally requires an AM Best rating of A:IX.
------------------------------------------------------------------------------------------------------------
              AT&T Chicago; Raven's        If any of the policies of insurance contain an exclusion from
              Crossing Strip Center;       coverage for acts of terrorism, Mortgagor shall not be required
              Southlake Grand Avenue       to obtain such coverage provided (I) an Inland entity executes a guaranty, in form and substance satisfactory to Lender,
                                           guaranteeing in the event of any act of terrorism, payment to
                                           Lender of any sums that would have been payable to Lender under such coverage (which shall be applied by Lender in accordance with 6.4 hereof), and (II) the Inland entity maintains a net worth of at least $300,000,000 (as determined by such entity's most recent audited financial statements), such entity
                                           maintains a direct or indirect ownership interest in Mortgagor, and the aggregate loan to value ratio (as determined by Lender)
                                           ("LTV") for all properties on which such entity has a direct or indirect ownership interest shall not exceed 60%, however, the
                                           Inland entity may exceed the 60% LTV for a period not to exceed six (6) months out of any twelve (12) month period either (1)
                                           during the time period when the Inland entity is offering
                                           securities to the public or 2) when in the business judgment of the Inland entity, exceeding an LTV of 60% is necessary given existing circumstances
------------------------------------------------------------------------------------------------------------
              AT&T Chicago; Healthnet      Tenant may self insure.
              Headquarters; Kumho Tires
------------------------------------------------------------------------------------------------------------
              ANA Kalakaua Center          Borrower shall not be required to incur a cost for the annual premium for such terrorism coverage that exceeds $35,000.
------------------------------------------------------------------------------------------------------------


Representation # (24)


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Lembi Portfolio              The sponsor of the related borrowers and affiliated entities are currently the subject of various lawsuits, including
                                           lawsuits by the City of San Francisco, which allege, among other things, that the sponsor and its principals have, in their capacity as landlords, consistently engaged in illegal practices with respect to multi-family dwellings they own.
                                           There can be no assurance that these lawsuits and the negative publicity generated by them and the actions of the sponsor and its affiliates will not have a negative effect on the
                                           operations of the sponsor and on the mortgaged property
                                           securing such Loan.
------------------------------------------------------------------------------------------------------------


Representation # (30)


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Lembi Portfolio              A Non Consolidation Opinion was not obtained.
------------------------------------------------------------------------------------------------------------


Representation # (32)


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Comfort Suites - San Diego,  Lender provided in the loan documents the ability for a direct
              CA                           or indirect equity member of Borrower to procure mezzanine debt after the expiration of the Lockout Period to be secured by the direct or indirect equity interests of the Borrower. The
                                           combined loan-to-value of the Loan and the mezzanine loan, based on a then current appraisal, shall not exceed 85%, and the DSCR based on the trailing 12-month cashflows shall be not less than 1.10 x DSCR (based on the actual loan constant on an amortized basis) at the loan closing. In connection with such mezzanine debt, the Lender and the mezzanine lender shall enter into an intercreditor agreement in a form consistent with
                                           industry standards at that time and to be consistent with
                                           Rating Agency guidelines, and Lender at its discretion may require a Rating Confirmation (unless the mezzanine lender is a
                                           Qualified Institutional Lender as defined in the loan
                                           agreement) at the time the mezzanine loan is placed and a new
                                           Non-consolidation Opinion of counsel.  Lender will have a right of first offer to provide the mezzanine loan, and if the
                                           mezzanine lender is not a Qualified Institutional Lender,
                                           Lender shall have the right to approve (i) the mezzanine
                                           lender, and (ii) the mezzanine terms.
------------------------------------------------------------------------------------------------------------
              AT&T Chicago                 Within 24 months of closing the Borrower is permitted to
                                           transfer interests to a tenant in common structure.
                                           Additionally, transfers are allowed to permitted Inland
                                           entities, affiliates and to Accredited Investors.
------------------------------------------------------------------------------------------------------------
              Raven's Crossing Strip       A prohibited transfer does not include a) any issuance, sale or
              Center; Southlake Grand      transfer of interests in Sole Member or any successor entity
              Avenue; AT&T Chicago         resulting from any merger permitted hereunder, b) a transfer by devise or descent or by operation of law upon the death of a member or partner of Mortgagor, or c) the merger of the Sole
                                           Member with any of the following entities: Inland Retail Real
                                           Estate Trust, Inc., a Maryland corporation, Inland Real Estate
                                           Investment Corporation, a Delaware corporation, Inland American
                                           Real Estate Trust, Inc., a Maryland Corporation, any other real estate investment trust sponsored by Inland Real Estate
                                           Investment Corporation, or any other entity composed entirely of any of the foregoing by merger. On or after the Closing
                                           Date, Mortgagor may transfer greater than 49% of the direct or indirect interests in the Mortgagor, provided that the transfer is to a Qualified Entity, as defined in the loan documents.
------------------------------------------------------------------------------------------------------------
              Raven's Crossing Strip       Upon the subject property achieving a stabilized 87.0% economic
              Center                       occupancy level, Borrower shall be allowed to obtain mezzanine financing secured by partnership interests up to 70% combined max LTV and minimum combined DSCR of 1.50x. The mezzanine
                                           financing shall be subject to Lender standstill and
                                           subordination agreement.
------------------------------------------------------------------------------------------------------------
              Bronx Park South Apartments  Borrower may incur subordinate financing evidenced by a second lien on the property or mezzanine debt in a form of pledge of the equity interest of the Borrower (it being understood that preferred equity shall be permitted and is not considered
                                           subordinate financing). The secondary financing evidenced by a second lien on the property shall be allowed up to value of 80%
                                           and a minimum aggregate debt service coverage ratio of 1.20x on a thirty (30) year amortization basis. The subordinate
                                           financing evidenced by a second lien on the property shall be subject to a Subordination and Standstill Agreement in a form acceptable to Lender and is non-negotiable. Any secondary
                                           financing shall take place any time from one year from loan closing to two years prior to loan maturity. Subject to the
                                           Lender being willing to provide secondary financing on
                                           substantially similar terms and conditions as other lenders, the Lender has first right of refusal to provide any secondary financing, however, the Lender shall be under no obligation to provide said financing. The interest rate on the future
                                           funding, if provided by the Lender shall be based on the
                                           applicable Swap Rate and market rate spreads at the time of funding. The amortization of the secured second mortgage shall be no less than the effective remaining amortization schedule on the first mortgage.
------------------------------------------------------------------------------------------------------------
              Farnham Park                 Mortgage permits the transfer of certain ownership interests in
                                           Borrower and affiliated entities to other affiliated entities without Lender's consent pursuant to the terms of the Mortgage.

                                           In connection with any Sale of the Property pursuant to the terms of the Deed of Trust, Lender agrees that it shall allow the members or partners, as applicable, of the Buyer ("Mezz
                                           Borrower"), to incur mezzanine debt from a mezzanine lender acceptable to Lender (the "Subordinate Debt"), subject to
                                           Borrower's strict compliance with the following requirements:
                                           (i) The Subordinate Debt shall only be undertaken pursuant to those loan documents approved by Lender (the "Subordinate Debt
                                           Loan Documents"), which Subordinate Loan Debt Documents shall not, except to the extent otherwise permitted by the
                                           Subordination and Standstill Agreement (described below), be amended or modified in any respect, absent obtaining the prior written consent of Lender; (ii) The Subordinate Debt shall not constitute an obligation of Borrower or be secured by a lien on the Property, but, rather, shall constitute an obligation of the Mezz Borrower and any guarantor thereof and be secured by a security interest in Mezz Borrower's membership or partnership, as applicable, interest in Borrower (the "Pledged Interest"), and such other collateral as set forth in the Subordinate Debt
                                           Loan Documents; (iii) Mezz Lender shall not be entitled to foreclose on the Pledged Interest except in a manner consistent with the Subordination and Standstill Agreement; (iv) The
                                           combined (i.e., the indebtedness secured by the Deed of Trust and such Subordinate Debt) loan-to-value ratio at the time of such mezzanine financing shall not exceed eighty percent (80%)
                                           based on an appraised value in an appraisal reasonably
                                           acceptable to Lender; (v) The combined minimum debt service coverage ratio at the time of such mezzanine financing shall be no less than 1.20:1.0; (vi) The holder of the Subordinate Debt must execute a Subordination and Standstill Agreement in a form acceptable to Lender in Lender's sole discretion, pursuant to which such holder agrees to take no action to enforce or
                                           collect such indebtedness until the indebtedness secured hereby
                                           (or any refinancing hereof) is paid in full; (vii) The
                                           Subordinate Debt Loan Documents must be reviewed and approved by Lender, in Lender's sole discretion, and shall provide, among other things, that such Subordinate Debt is only payable to the extent available net cash flow (after all operating expenses, required or appropriate reserves and debt service for the indebtedness secured hereby is paid) is available and that the holder of said Subordinate Debt shall not assign the
                                           Subordinate Debt at any time during the term of the Loan.
------------------------------------------------------------------------------------------------------------
              Kumho Tires                  The Borrower is permitted to incur future mezzanine
                                           indebtedness after the expiration of the lockout period to be secured by the equity interest of the Borrower so long as (a)
                                           the total LTV ratio does not exceed 70%, (b) the debt service coverage is not less than 1.25x, (c) the mezzanine lender shall enter into a form of inter-creditor agreement.
------------------------------------------------------------------------------------------------------------
              510 Sixth Avenue             Lender agrees not to withhold its consent to a one-time
                                           conveyance of the Property to a Permitted Transferee provided
                                           Borrower complies with the terms of Section 8.1 of the Loan
                                           Agreement. "Permitted Transferee" is defined to mean a
                                           corporation, partnership or limited liability company (i)
                                           acceptable to Lender in its sole discretion, (ii) that
                                           qualifies as a single purpose, bankruptcy remote entity under criteria established by the Rating Agencies, (iii) whose
                                           counsel has delivered to Lender a non-consolidation opinion acceptable to Lender and the Rating Agencies in their sole discretion, and (iv) is a reputable Person of good character, creditworthy and with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by
                                           financial statements and other information reasonably requested by Lender.
------------------------------------------------------------------------------------------------------------
              Sheraton Oklahoma City       Subject to the satisfaction of the typical requirements for transfers, as more specifically set forth in the related loan documents (e.g. prospective buyer of a TIC interest to be a single purpose, bankruptcy remote entity), transfers of
                                           interest in Mortgagor are permitted to any entity that is party to or will be party to the related TIC Agreement.

                                           Lender provided in the loan documents the ability for the
                                           Borrower to procure mezzanine debt (the "Mezzanine Loan") after the expiration of the Lockout Period to be secured by the
                                           equity interests of the Borrower.  The combined loan-to-value of the existing loan and the Mezzanine Loan, based on a then current appraisal, shall not exceed 75%, and the DSCR at the time of the request for the Mezzanine Loan, based on the
                                           Underwritten Net Cashflow (as defined herein), using Borrower certified operating statements shall be not less 1.25 to 1 on a
                                           30 year amortization based on the senior mortgage actual debt service plus the proposed mezzanine debt service.  In
                                           connection with such Mezzanine Loan, the Lender and the
                                           mezzanine lender shall enter into an intercreditor agreement acceptable to Lender and consistent with Rating Agency
                                           guidelines, and Lender at its discretion may require a Rating
                                           Confirmation at the time the Mezzanine Loan is placed and a new nonconsolidation opinion of counsel.  Lender will have an
                                           absolute right of first offer to provide the Mezzanine Loan.
                                           Lender shall have the right to approve (i) the mezzanine
                                           lender, and (ii) the mezzanine terms.
------------------------------------------------------------------------------------------------------------
              Glen Oaks Apartments         Borrower shall be allowed, in connection with an approved sale of the property, to take back subordinate debt secured only by a pledge of partnership or membership interests in the new borrowing entity so long as the sale occurs two years after the closing date, Borrower has executed Lender's subordination and standstill agreement and the subordinate debt upon a sale is limited to a 1.15x DSCR and 75% Loan to Value on a combined basis with all outstanding debt.
------------------------------------------------------------------------------------------------------------
              Healthnet Headquarters       Mezzanine debt secured by equity interest in the Borrower
                                           exists in the amount of $16,644,306.

                                           The following transfers are permitted hereunder without the payment of any transfer or assumption fee without requiring the prior written consent of Lender: (a) up to but not in excess of, 49% in the aggregate, taking into account all such
                                           transfers, of the limited partnership, member interests and/or aggregate of the issue, taking into account all such transfers, of the limited partnership, member interests  and/or aggregate of the issued and outstanding capital stock, as the case may be, in Borrower or in any general partner or member of
                                           Borrower, or entity directly or indirectly owning such
                                           interests, shall be freely transferable without the consent of
                                           Lender

                                           In addition, the following transfers are permitted: transfer of up to, but not in excess of 49% of the interests in the limited liability company constituting Borrower provided (i) the
                                           balance of the ownership of the Borrowing entity, carried
                                           through to its ultimate principals, remains unchanged, or (ii)
                                           such transfer is to a Qualified Equity Holder satisfying  any applicable requirements of the Rating Agencies.

                                           In addition, the following transfer is permitted without the payment of any transfer or assumption fee and without requiring the prior written consent of Lender: the transfer by the
                                           Remainder Interest Owner of its interest as Remainder Interest
                                           Owner pursuant to that certain Trust Agreement made and entered into as of March 14, 2007, by and among HN Realty Holding LLC,
                                           HN Realty Remainderman LLC, Frank B. Bilotta and Wilmington
                                           Trust Company or a direct or indirect transfer of the interests in the Remainder Interest Owner provided that in any such case
                                           (i) such transfer is made prior to the Anticipated Repayment
                                           Date and (ii) notice of such transfer is given to Lender
                                           promptly following the transfer.
------------------------------------------------------------------------------------------------------------
              Lembi Portfolio              The property also secures a $25,000,000 B note that is subject to a subordination and/or standstill agreement.

                                           There is $17,430,000 in existing mezzanine debt
------------------------------------------------------------------------------------------------------------
              Stadium Towers               The property also secures a $16,800,000 B note that is subject to a subordination and/or standstill agreement.
------------------------------------------------------------------------------------------------------------
              Foothill Glen Apartments     The property also secures a $1,500,000 B note that is subject to a subordination and/or standstill agreement.
------------------------------------------------------------------------------------------------------------
              500 Davis Center             The property also secures a $3,000,000 B note that is subject to a subordination and/or standstill agreement.
------------------------------------------------------------------------------------------------------------
              Edentree Apartments          The property also secures a $1,000,000 B note that is subject to a subordination and/or standstill agreement.

                                           There is $3,040,000 in existing mezzanine debt.
------------------------------------------------------------------------------------------------------------
              Squire Hill Apartments       The property also secures a $1,600,000 B note that is subject to a subordination and/or standstill agreement.
------------------------------------------------------------------------------------------------------------
              Villas at D'Andrea           Future Unsecured Subordinate debt is permitted subject to (i)
              Apartments                   DSCR >= 1.20x, (ii) LTV <= 80% and other conditions as
                                           specified in the loan documents.
------------------------------------------------------------------------------------------------------------


Representation # (34)

------------------------------------------------------------------------------------------------------------
 Loan Number
                       Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Rails End                    Up to 10% of the loan balance, in addition to scheduled
                                           amortization, may be pre-paid without penalty over the life of the loan from the proceeds of additional share sales. After 10%
                                           of the loan balance has been paid down additional share sale proceeds can be used to pre-pay the Loan with yield maintenance penalties, or for capital improvements or shareholder subsidies.
------------------------------------------------------------------------------------------------------------

Representation # (35)

------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Lembi Portfolio              Lender will allow for the individual release of the properties after the Lockout Period pursuant to the following conditions:
                                           (i) no event of default, (ii) paydown of the Loan proceeds at
                                           120% of the allocated loan amount attributable to the released collateral, (iii) payment of the associated Defeasance penalty,
                                           (iv) 1.10x DSCR based, and (v) the LTV on the remaining
                                           collateral must not exceed 95%.
------------------------------------------------------------------------------------------------------------
              Stadium Towers               The loan documents contain provisions for the release of the adjacent land parcel ("Adjacent Parcel") from the Loan
                                           collateral at no cost to Borrower and at anytime following closing provided, among other requirements as set for the in the Loan Agreement, the following conditions are met:
                                           * The Adjacent Parcel and the Property are separate tax lots with separate legal descriptions. Prior to the release,
                                           Borrower must provide individual surveys, legal descriptions and any such other information requested by and reasonably acceptable to Lender reflecting the legal separation of the
                                           Adjacent Parcel and Property;
                                           * Borrower shall provide such easements, maintenance
                                           agreements, access agreements or other agreements as reasonably required by Lender so the use, access, appeal, marketability or value of the subject collateral are not impeded or impaired;
                                           * Non-compete: Borrower shall not actively solicit any then current tenant or parent company of a then current tenant at the Property for tenancy at the Adjacent Parcel without
                                           Lender's prior written consent.
                                           * The Adjacent Parcel is transferred or ground leased (which ground lease will be superior to the lien of other related
                                           Mortgage) to an entity controlled directly or indirectly by the principal of the Borrower.
------------------------------------------------------------------------------------------------------------


Representation # (37)


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Rails End                    The property does not conform with zoning. Law and Ordinance insurance was not obtained. Beacuase the property is in Florida and the only permanent structure is a small Clubhouse, L&O coverage was not available. Per the zoning report, because the use was legal at the time of inception, and is now legal
                                           non-conforming due to the adoption of a comprehensive plan,
                                           "the existing use is statutorily vested and may continue and expand as provided in this section"
------------------------------------------------------------------------------------------------------------


Representation # (41)


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------

              Rails End                    The property has an on site water well and on site waste water treatment plant.
------------------------------------------------------------------------------------------------------------


Representation # (42)


------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              ANA Kalakaua Center          Borrower shall not be required to incur a cost for the annual premium for such terrorism coverage that exceeds $35,000.
------------------------------------------------------------------------------------------------------------
              AT&T Chicago; Raven's        If any of the policies of insurance contain an exclusion from
              Crossing Strip Center;       coverage for acts of terrorism, Mortgagor shall not be required
              Southlake Grand Avenue       to obtain such coverage provided (I) an Inland entity executes a guaranty, in form and substance satisfactory to Lender,
                                           guaranteeing in the event of any act of terrorism, payment to
                                           Lender of any sums that would have been payable to Lender under such coverage (which shall be applied by Lender in accordance with 6.4 hereof), and (II) the Inland entity maintains a net worth of at least $300,000,000 (as determined by such entity's most recent audited financial statements), such entity
                                           maintains a direct or indirect ownership interest in Mortgagor, and the aggregate loan to value ratio (as determined by Lender)
                                           ("LTV") for all properties on which such entity has a direct or indirect ownership interest shall not exceed 60%, however, the
                                           Inland entity may exceed the 60% LTV for a period not to exceed six (6) months out of any twelve (12) month period either (1)
                                           during the time period when the Inland entity is offering
                                           securities to the public or 2) when in the business judgment of the Inland entity, exceeding an LTV of 60% is necessary given existing circumstances
------------------------------------------------------------------------------------------------------------

                              Schedule II

<

------------------------------------------------------------------------------------------------------------
 Loan Number          Loan Name                               Description of Exception
------------------------------------------------------------------------------------------------------------
              Healthnet Headquarters       Environmental Insurance was obtained.
------------------------------------------------------------------------------------------------------------

                       Exhibit A - Ground Leases

-----------------------------------------------------------------------------------------------------------
ANA Kalakaua Center                        Leasehold
-----------------------------------------------------------------------------------------------------------
Comfort Suites - San Diego, CA             Leasehold
-----------------------------------------------------------------------------------------------------------


                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1.____I have examined the Mortgage Loan Purchase Agreement, dated as of July 1, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated March 9, 2007, as supplemented by the Prospectus Supplement, dated June 28, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, the Private Placement Memorandum, dated June 28, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 28, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                  [SIGNATURE APPEARS ON THE FOLLOWING PAGE]





            IN WITNESS WHEREOF, I have signed my name this ___ day of July, 2007.



                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

 MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU
                       OF AN ENVIRONMENTAL SITE ASSESSMENT

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.



None.

                                   SCHEDULE II

                       MORTGAGED PROPERTY FOR WHICH OTHER
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below:

Healthnet Headquarters.